EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Westbridge Research Group (the “Company”) on Form 10-Q for the period ended February 29, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christine Koenemann, Principal Executive Officer of the Company, do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: April 13, 2012	By: /s/ Christine Koenemann
Christine Koenemann Principal Executive Officer